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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 26, 1999



                              INLAND RESOURCES INC.
             (Exact Name of Registrant as Specified in its Charter)



         Washington                    0-16487                   91-1307042
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


         410 17th Street
            Suite 700                                             80202
          Denver, Colorado                                      (Zip Code)
(Address of Principal Executive Offices)





       Registrant's telephone number, including area code: (303) 893-0102


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ITEM 5.  OTHER EVENTS.

         On May 24, 1999, the Registrant announced that asset purchase negotiations with Flying J Inc. have been discontinued after the two companies could not agree on the valuation of various assets. A copy of the press release is attached as Exhibit 99.1.



ITEM 7.  EXHIBITS.

         The following documents are filed as part of this report.

                  c)     Exhibits
                         --------
                           99.1       Press Release dated May 24, 1999



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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INLAND RESOURCES INC.


Date: May 26, 1999                             By:  /s/ MICHAEL J. STEVENS
                                                   -----------------------------
                                                   Michael J. Stevens
                                                   Vice President, Secretary and
                                                   Treasurer


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                               INDEX TO EXHIBITS


Exhibit
Number                   Description
------                   -----------
 99.1                    Press Release dated May 24, 1999